SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No._)


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss. 240.14a-2

     The MNI Group Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of Each class of securities to which transaction applies:

     -------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------

     5)   Total fee paid:

     -------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------

     3) Filing Party:

        ----------------------------

     4) Date Filed:

        ----------------------------

                               THE MNI GROUP INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 19, 2000

                                   ----------

     The Annual Meeting of Shareholders of The MNI Group Inc. (the "Company") will be held at 10 West Forest Street, Englewood, New Jersey 07631, on Thursday, October 19, 2000, at 10:00 a.m. (E.D.T.), for the following purposes:

     1.   To elect four directors of the Company, each for a one-year term;

     2. To amend the Certificate of Incorporation to change the name of the Company to Gender Sciences, Inc.;

     3. To amend the Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 70,000,000 shares;

     4.   To approve the Company's 2000 Long-Term Incentive Stock Plan;

     5. To ratify the appointment by the Board of Directors of Goldstein & Ganz P.C. as the Company's independent auditors for the year 2001; and

     6.   To transact any other business properly before the Annual Meeting.

     Only shareholders of record at the close of business on September 8, 2000 will be entitled to receive notice of and to vote at the Annual Meeting.

     Shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed form of proxy card in the accompanying postage-prepaid envelope. It is important that your shares be represented at the Annual Meeting by virtue of your executed proxies should you be unable to attend the Annual Meeting in person. Your promptness in responding will assist us to prepare for the Annual Meeting and to avoid the cost of a follow-up mailing. If you receive more than one form of proxy because you own shares registered in different names or at different addresses, each form of proxy should be completed and returned.

     This Proxy Statement, the accompanying form of proxy card and the Company's Annual Report to Shareholders are being mailed on or about September 20, 2000.

                                 By order of the Board of Directors,

                                 MYRA D. GANS
                                 Secretary

September 20, 2000

                               THE MNI GROUP INC.
                              10 WEST FOREST AVENUE
                           ENGLEWOOD, NEW JERSEY 07631

                                   ----------

                                 PROXY STATEMENT

                                   ----------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 19, 2000


                               GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of The MNI Group Inc., a New Jersey corporation (the "Company"), for use at the Company's 2000 Annual Meeting of Shareholders to be held at 10:00 a.m. (E.D.T.) on Thursday, October 19, 2000, at the offices of the Company, 10 West Forest Avenue, Englewood, New Jersey 07631, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy card were first mailed to the holders of the Company's common stock, no par value per share ("Common Stock"), on or about September 20, 2000.

PURPOSE OF ANNUAL MEETING

     At the Annual Meeting, shareholders of the Company will consider and vote upon (i) the election of four directors to serve until the Company's 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) a proposal to approve an amendment to the Certificate of Incorporation to change the name of the Company to Gender Sciences, Inc., (iii) a proposal to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock, (iv) a proposal to adopt the Company's 2000 Long-Term Incentive Stock Plan, (v) the ratification of the selection of independent certified public accountants for 2001 and (vi) such other business as may properly come before the Annual Meeting. The Company is not aware of any business to come before the Annual Meeting other than what is set forth in this paragraph.

QUORUM AND VOTING RIGHTS; PROXY SOLICITATION

     Shareholders as of the close of business on September 8, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock held on the Record Date.

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 4,633,683 shares of Common Stock were issued and outstanding. Proxies submitted by brokers that do not indicate a vote for one or more of the proposals because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on those proposals are called "broker non-votes."

     There are differing shareholder vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the four nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the four management nominees unless the proxy contains instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. However, such action will not reduce the number of votes otherwise received by the nominee.

     The two amendments to the Company's Certificate of Incorporation each require an affirmative vote of a majority of the shares outstanding and entitled to vote as of the Record Date. Abstentions and broker non-votes will have the same effect as votes against these proposals.

     The approval of the Company's 2000 Long-Term Incentive Stock Plan requires an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. For this proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against the proposal and will not be counted as entitled to vote.

     Finally, ratification of the auditors requires that the number of votes cast for ratification exceed those cast against ratification. Abstentions and broker non-votes will have no effect on this vote.

     All shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted on your behalf "FOR" the five proposals. Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by (i) filing with the Company's Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. Attendance by a shareholder at the Annual Meeting will not in and of itself revoke his or her proxy.

     This proxy solicitation is made by and on behalf of the Board. Solicitation of proxies for use at the Annual Meeting may be made by mail, telephone or in person, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the Proxy Statement and form of proxy card and all materials used in the solicitation of proxies from shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company.

     American Stock Transfer & Trust Company, the transfer agent for the Common Stock, has been appointed by the Board to serve as inspector of election to determine the number of shares of Common Stock represented and voted at the Annual Meeting.

     As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.


                          ITEM 1. ELECTION OF DIRECTORS

     Pursuant to the Company's by-laws, the Board is comprised of four directors, with all of the directors standing for election each year for a one-year term. Nominees for election this year are: Arnold M. Gans, Myra D. Gans, Lawrence S. Burstein and Alan Gaines.

     If any director is unable to stand for election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. The Board expects that each nominee named in the following table will be available for election.

                  THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.

                                                                                             SERVED AS
                                                 POSITION WITH THE COMPANY                   DIRECTOR
NAME                                              OR PRINCIPAL OCCUPATION                      FROM        AGE
----                                             -------------------------                  -----------    ---
Arnold M. Gans ...........................  President and Chief Executive Officer              1981        66
Myra D. Gans .............................  Executive Vice President and Secretary             1982        62
Lawrence S. Burstein .....................  Chairman                                           1991        57
Alan Gaines ..............................  Director                                            --         44

ADDITIONAL BIOGRAPHICAL INFORMATION

     Information as of August 30, 2000 regarding each nominee for election as a director is set forth on the following pages.

     ARNOLD M. GANS has been President and a director of the Company since its formation in 1981. Prior thereto, Mr. Gans had been involved in the weight control market for over 25 years during which time he, among other things, developed certain appetite suppressants and anti-obesity programs. Prior to founding the Company in 1981, Mr. Gans was President of Control Drug, Inc., a private company engaged in the manufacture of nutritional protein supplements. Mr. Gans was granted patents in 1977 for method-use manufacturing for certain nutritional formula processes relating to the use of certain foods to treat nutritional deficiency, which he has assigned to the Company.

     MYRA D. GANS, wife of Arnold M. Gans, the Company's president, has been an executive of the Company since 1981 and was employed at Control Drug, Inc. as Vice President-Sales for five years prior thereto. She has worked extensively with medical professionals and hospitals to integrate the Company's products and programs. She directs and manages all the Internet project components for the Company's His and Her Medicine.com web site.

     LAWRENCE S. BURSTEIN is and since March 1996 has been President, a director and the principal shareholder of Unity Venture Capital Associates, a private investment banking firm. He is also a director of CAS Medical Systems, Inc. engaged in the manufacture and marketing of disposable medical devices, T.H.Q., Inc., a developer of electronic game cartridges, Quintel Communications, Inc., a direct marketing company, Brazil Fast Food Corporation, which operates the second largest chain of fast food outlets in Brazil, and ID Systems, Inc., a manufacturer of wireless tracking devices. Mr. Burstein became Chairman of MNI in July 1999 upon the resignation of the former Chairman.

     ALAN GAINES has served as President, Chief Executive Officer and a director of hitthebeach.com, inc., a company engaged in the development, acquisition and operation of online portal communities, since 1998. From 1983 until 1998 Mr. Gaines was an officer and director of Gaines, Berland Inc., a full-service investment banking firm of which he was a co-founder.

DIRECTORS' FEES

     The Company does not pay any cash compensation to its directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held three meetings during Fiscal Year 2000 (including actions taken by written consent). Each director attended at least 75% of these meetings.

     The Board of Directors currently has no committees. Following the Annual Meeting, the Board intends to establish an Audit Committee and a Compensation Committee.

     AUDIT COMMITTEE. The Audit Committee will recommend to the Board of Directors the annual appointment of independent certified public accountants with whom the Committee will review audit fees, the scope and timing of the audit, the adequacy of internal controls, the auditors' review of the Company's interim financial statements, and any other services rendered. The Audit Committee will be comprised of two independent directors.

     COMPENSATION COMMITTEE. The Compensation Committee will review and recommend the compensation and bonuses of the executives of the Company. The Committee will also administer the Company's 2000 Long-Term Incentive Stock Plan, if adopted at the Annual Meeting. The Compensation Committee will be comprised of two independent directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules issued thereunder, the Company's executive officers and directors are required to file with the Securities and Exchange Commission. Copies of such reports are required to be furnished to the Company. Arnold Gans did not timely file a

Form 4 with respect to the grant to him of 750,000 options in August, 1999 and the purchase of 133,340 shares of Common Stock and Myra Gans did not timely file a Form 4 with respect to the same 750,000 options granted to her in August 1999 and the same purchase of 133,340 shares of Common Stock. A Form 5 was filed by both on February 16, 2000. Based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that during Fiscal Year 1999, all of its other executive officers and directors complied with the requirements of Section 16(a).

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid in the fiscal years ended January 31, 2000, 1999 and 1998, respectively, to the Company's Chief Executive Officer and Executive Vice President.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION     LONG TERM COMPENSATION (B)
                                                          -----------------------   --------------------------
NAME AND PRINCIPAL POSITION                               YEAR            SALARY       STOCK OPTIONS AWARDED
---------------------------                               ----           --------      ---------------------
Arnold M. Gans
President (CEO) ........................................  2000           $140,000            750,000(a)
                                                          1999           $140,000
                                                          1998           $140,000

Myra D. Gans
Executive Vice President & Secretary ...................  2000           $ 85,000            750,000(a)
                                                          1999           $ 85,000
                                                          1998           $ 85,000

----------

(a)  These stock options are owned jointly by Mr. and Mrs. Gans.

(b) The Company does not offer any restricted stock awards, stock appreciation rights, or other long term incentive programs.

     Effective April 1, 2000, Arnold M. Gans' salary was increased to $160,000 per annum. Effective July 25, 2000, Myra D. Gans salary was increased to $110,000 per annum.

STOCK OPTIONS

     In October 1999, Lawrence S. Burstein, Chairman and a director of the Company, and Alan Gaines, a nominee for election as a director, were contingently awarded options to purchase 300,000 shares of the Company's Common Stock at a price of $0.10 per share. The grant of these options is contingent upon the adoption of the Long-Term Incentive Stock Plan by the shareholders of the Company at the Annual Meeting. None of these options will vest unless and until a stock option plan is adopted by the shareholders. The options will expire on November 1, 2004.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR END OPTION VALUES
                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                     OPTIONS AT YEAR END (#)      AT FISCAL YEAR END ($)(A)
                                ACQUIRED      VALUE       --------------------------   ----------------------------
NAME                           ON EXERCISE   REALIZED     EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                           -----------   --------     -----------  -------------   -----------    -------------
Arnold M. Gans (a) .............    0           0          1,400,000                   $1,346,800        $
Myra D. Gans (a) ...............    0           0          1,400,000                   $1,346,800        $

--------------

(a)  Includes 750,000 options owned jointly by Mr. and Mrs. Gans.


                                      OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                    AT ASSUMED ANNUAL RATES OF
                                                                                   STOCK PRICE APPRECIATION FOR
                                         INDIVIDUAL GRANTS                                OPTION TERM (1)
                                -----------------------------------                -----------------------------
                                            % OF TOTAL
                                NUMBER OF  OPTIONS/SARS    EXERCISE
                                 OPTIONS      GRANTED        PRICE    EXPIRATION       5%             10%
NAME                           GRANTED (#) TO EMPLOYEES     ($/SH)       DATE        ($) (2)        ($) (2)
----                           ----------- ------------    ---------  ----------    --------       ----------
Arnold M. Gans ...............   750,000       87.6%         $0.10       11/04      $920,837       $1,161,982
Myra D. Gans .................   750,000       87.6%         $0.10       11/04      $920,837       $1,161,982

----------
(1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of MNI common stock appreciates from the date of grant over a period of 10 years at the annualized rates of 5% and 10%, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options will be zero.

(2) Only reflects a five year period in accordance with the expiration date of the options.

EMPLOYMENT AGREEMENTS

     None of the Company's executive officers is a party to an employment agreement with the Company.

STOCK OWNERSHIP

     The following table sets forth certain information regarding the Company's outstanding Common Stock beneficially owned on August 30, 2000 by (i) each person who is known by the Company to beneficially own or exercise voting or dispositive control over at least 5% of the Company's Common Stock, (ii) each of the Company's directors and (iii) all of the Company's executive officers and directors as a group:


NAMES AND ADDRESSES                                                   NUMBER OF SHARES            PERCENTAGE
OF BENEFICIAL OWNERS                                               BENEFICIALLY OWNED (1)        OF CLASS (1)
--------------------                                               ----------------------        ------------
Arnold M. Gans ....................................................      2,399,830(2)               36.21%
  10 West Forest Avenue
  Englewood, NJ 07631

Myra D. Gans ......................................................      2,399,830(2)               36.21%
  10 West Forest Avenue
  Englewood, NJ 07631

Lawrence S. Burstein ..............................................          2,750(3)                0.06%
  245 Fifth Avenue
  New York, NY 10016

Marianne J. Legato, M.D. ..........................................      1,598,000(4)               25.88%
  200 East 66th Street
  New York, New York 10021

American Stock Transfer & Trust Company ...........................        400,000                   8.74%
  2 Broadway
  New York, New York 10004

Coleman, Rhine & Goodwin LLP ......................................        300,000                   6.55%
  750 Lexington Avenue
  New York, New York 10022

All directors and executive officers as a group
  (3 persons) (2)-(3) .............................................      2,402,580(2)-(3)           36.25%

----------
(1) Includes all shares issuable pursuant to presently exercisable options as well as all such options which will become exercisable within 60 days of the date hereof. Except as otherwise indicated, all shares are beneficially owned, and their sole investment and voting power is held by the persons named herein.

(2) Includes 349,830 shares which are owned by Arnold and Myra Gans; also includes options to acquirean aggregate of 2,050,000 shares for Arnold and Myra Gans exercisable at $.10 per share through November 1, 2004.

(3) Excludes (i) 8,863 shares owned by Trinity Pension Trust, of which Mr. Burstein is a trustee and beneficiary, (ii) 300,000 contingent options which vest upon adoption by the shareholders of the Company's 2000 Long-Term Incentive Stock Plan as described under Item 4, and (iii) 2,133,333 shares issuable upon the conversion of $160,000 principal amount of 10% Convertible Subordinated Debentures.

(4) Includes options to acquire 1,598,000 shares exercisable at $0.875 per share.

STOCK PERFORMANCE GRAPH

     The following Stock Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

     The following graph compares the cumulative total stockholder return of the Company's Common Stock from January 31, 1996 to January 31, 2000 with (a) the Nasdaq U.S. companies index; and (b) the Nasdaq health care companies index. The graph assumes that $100 was invested on January 31, 1996 in the Company's Common Stock, the Nasdaq U.S. companies index and the Nasdaq health care companies index and that all dividends were reinvested.

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

                                  YEAR ENDING

                          1/31/96   1/31/97   1/31/98     1/31/99     12/31/00
                          -------   -------   -------     -------     --------

MNI Group                   100       78        61          11          189
Nasdaq US Composite         100      131       155         242          379
Nasdaq Health               100       97        96          80           70

CERTAIN TRANSACTIONS

     From time to time Arnold M. Gans, the Company's Chief Operating Officer, made advances (which were derived from loans on his personal credit cards) to the Company for working capital purposes. Interest charged by the issuing bank on these advances, which Mr. Gans passed through to the Company, was at rates varying from 11% to 18%. The balance due at February 1, 1999, was $196,300 and the highest balance due during the year was $230,800. The total of all repayments during the year, including interest, amounted to $278,200. At January 31, 2000, all advances were repaid out of the proceeds raised from the private placement of 10% Convertible Subordinated Debentures and, accordingly, no balance remained outstanding.

     For the fiscal year ended January 31, 2000, the Company raised a total of $1,521,250 in connection with a private placement of 10% Convertible Subordinated Debentures convertible at $.075 per share (including $390,000 of unsecured advances received during the second quarter which were converted into 10% convertible Subordinated Debentures). The Subordinated Debentures are due and payable in their entirety on October 1, 2000, unless earlier converted. The Subordinated Debentures will not be convertible unless the shareholders approve the increase in the Company's authorized Common Stock described under Item 3. Upon such approval, the Subordinated Debentures will automatically convert into Common Stock. Mr. Lawrence S. Burstein, a Director and Chairman of the Company, and an entity of which Mr. Burstein is a shareholder, officer and director, acquired $160,000 principle amount of the Subordinated Debentures. Mr. Gaines, a nominee for director, acquired $200,000 principal amount of the Subordinated Debentures.

     Subsequent to January 31, 2000, the Company issued an additional $425,000 principal amount of 10% Convertible Subordinated Debentures convertible at $0.375 per share, which are due and payable in their entirety July 31, 2001, unless earlier converted. These Subordinated Debentures also will not be convertible unless the shareholders approve the increase in the Company's authorized common stock described under Item 3. Of the additional $425,000 of the Subordinated Debentures, Mr. Burstein and Mr. Gaines or entities affiliated with them purchased $100,000 and $175,000 principal amount, respectively, of such Subordinated Debentures.

                             ITEM 2. CHANGE OF NAME

     In March 2000, the Board adopted, subject to shareholder approval, an amendment of the Company's Certificate of Incorporation to change the name of the Company to Gender Sciences, Inc. The current name of the Company is "The MNI Group Inc." The language in Article First of the existing Certificate of Incorporation would be amended as follows (new language italicized):

     "FIRST: The name of the corporation is Gender Sciences, Inc."

     The Company was incorporated as Medical Nutrition Inc. in 1981, and changed its name to The MNI Group Inc. in February 1992. This name is associated with the Company's historical business of developing and distributing nutritional support products and programs for humans and pets. The Board now believes that this name does not accurately reflect the changing focus of the Company's business strategy, which principally is to help women make informed choices about their health through providing information to help women evaluate their health choices as well as providing information about the specific medical differences between men and women (medical care which takes into account these differences is now referred to as gender based medicine).

     Over the past year the Company has devoted substantial resources to developing its web site and to identifying itself in the public's mind as the healthcare network for women and gender specific medicine and accordingly believes the name change more accurately reflects its long term strategy.

     There will be relatively little cost associated with the name change. Virtually no advertising will be required, for example, because the Company's web site (when launched), nutritional supplements and advertising will carry the Company's logo.

     The new name, Gender Sciences, Inc., will serve to identify the Company as what it is today--a forward-looking enterprise whose range of businesses, products and services puts it on the leading edge of the burgeoning interest in women's health issues and alternative treatments.

     The adoption of the proposed amendment of the Certificate of Incorporation to change the corporate name will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have the effect of a negative vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

                   ITEM 3. INCREASE IN AUTHORIZED COMMON STOCK

     The Board recommends an amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from the presently authorized 10,000,000 shares of Common Stock to 70,000,000 shares. The language in Article Fourth of the existing Certificate of Incorporation would be amended as follows (new language italicized):

     "FOURTH: The aggregate number of shares that the corporation shall have authority to issue is 70,000,000, all of which shall be without nominal or par value. All or part of such shares may be issued by the company from time to time, and for such consideration, as may be determined upon and fixed by the Board of Directors, as provided by law. The Board of Directors shall have the power to amend the company's Certificate of Incorporation to effectuate the division of shares into classes and into series within any class or classes, the determination of the designation and number of shares of any class or series, the determination of the relative rights, preferences and limitations of the shares of any class or series, in any or all of such divisions and determinations.

     As of the Record Date, 4,633,683 shares of Common Stock were issued and outstanding, and an additional 9,225,250 shares are reserved for issuance to cover outstanding stock options and warrants. In addition, the Company is committed to issuing 21,416,666 shares of Common Stock upon the conversion of its outstanding Subordinated Debentures, which encompasses $1,521,250 principal amount convertible at $.075 per share and $425,000 principal amount convertible at $.375 per share. Finally, the 2000 Long-Term Incentive Stock Plan, if adopted at the Annual Meeting, will require the Company to reserve for issuance up to 6,000,000 shares of Common Stock upon the exercise of grants issued under the plan.

     The Board of Directors believes it is imperative to have additional authorized shares of Common Stock available to enable the Company to meet its commitments to the holders of the Debentures and to implement the 2000 Long-Term Incentive Stock Plan, if adopted. Moreover, the Board of Directors believes it is necessary to have additional authorized shares of Common Stock available for future financing and acquisition transactions, stock dividends and stock splits, new employee benefit plans and other general corporate purposes. Having additional authorized shares of Common Stock available for issuance in the future will afford the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting.

     The Company currently has no plans, agreements or understandings for the issuance of additional shares of Common Stock, except in connection with the conversion of the Debentures and the exercise of grants issued under the 2000 Long-Term Incentive Stock Plan, if adopted at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION. PLEASE NOTE THAT PROPOSAL 4 BELOW WILL NOT BE CONSIDERED AT THE ANNUAL MEETING UNLESS THE SHAREHOLDERS APPROVE THIS PROPOSAL 3.

     ITEM 4. PROPOSAL TO ADOPT THE COMPANY'S LONG-TERM INCENTIVE STOCK PLAN

GENERAL

     The Board is proposing for shareholder approval the Company's 2000 Long-Term Incentive Stock Plan (the "2000 Plan"). The Company does not currently have in effect any employee equity plans. The primary purposes of the 2000 Plan are (i) to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain highly competent individuals to serve as officers and other key employees and (ii) to provide a means to encourage stock ownership and proprietary interest by such persons in the Company. Under the 2000 Plan, the Company may grant stock options, stock appreciation rights ("SARs"), or stock awards, as discussed in greater detail below. Awards may be granted singly, in combination, or in tandem and may be evidenced by an agreement that sets forth the terms, conditions, and limitations of such award. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other compensation plan of the Company, including the plan of any entity acquired by (or whose assets are acquired by) the Company. All employees of the Company and its subsidiaries are eligible to participate in the 2000 Plan. Reference is made to Exhibit A to this Proxy Statement for the complete text of the 2000 Plan, which is summarized below.

DESCRIPTION OF THE 2000 PLAN

     ADMINISTRATION

     The 2000 Plan will be administered by the Board of Directors and/or a Compensation Committee of the Board of Directors (the "Committee"), which Committee shall consist of at least two members, all of whom shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

     The 2000 Plan is intended to provide participants with stock-based incentive compensation that is not subject to the deduction limitations under
Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to its chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as qualified performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more "outside directors;"
(ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's shareholders; and (iii) if applicable, the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Committee will consist solely of "outside directors" for purposes of Section 162(m) of the Code. As a result, and based on regulations issued by the United States Department of the Treasury, certain compensation under the 2000 Plan, such as that payable with respect to stock options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2000 Plan, such as any restricted stock award which is not subject to a performance condition to vesting, may be subject to such limit.

     Subject to the express provisions of the 2000 Plan, the Committee will have broad authority to administer and interpret the 2000 Plan as it deems necessary and appropriate. This authority includes, but is not limited to, selecting award recipients, establishing award terms and conditions, adopting procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the 2000 Plan. The Committee may provide for the transferability of an award, including transfers to immediate family members of a participant. Except with respect to grants to persons who are subject to
Section 16 of the Exchange Act, or who are or are likely to be "covered employees" within the meaning of Section 162(m) of the Code, the Committee may delegate some or all of its authority to administer the 2000 Plan to the Chairman and Chief Executive Officer or another executive officer of the Company.

     AVAILABLE SHARES

     The 2000 Plan authorizes the issuance, in the aggregate, of up to 6,000,000 shares of Common Stock, which may be unissued shares or treasury shares; provided, that the number of shares subject to awards that are granted in substitution of awards issued by an entity acquired by (or whose assets are acquired by) the Company will not reduce the number of shares available under the 2000 Plan. To the extent shares subject to outstanding awards under the 2000 Plan are not issued by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the tendering or withholding of shares of Common Stock to pay all or a portion of the purchase price, or to satisfy all or a portion of the tax withholding obligations relating to such award, and to the extent shares acquired pursuant to the exercise of an option or other award are repurchased by the Company, then such shares of Common Stock will again be available under the 2000 Plan. In the event of a stock dividend, stock split, merger, consolidation, recapitalization, spin-off, or other similar change or event, the number of available shares may be adjusted, as the Committee in its discretion deems appropriate.

     The maximum number of shares of Common Stock for which awards may be granted to any person in any fiscal year is 300,000.

     CHANGE OF CONTROL

     The Committee may make appropriate adjustments (including acceleration of vesting and settlements of or substitutions for awards) in the event that (i) a person (subject to certain exceptions) becomes the beneficial owner of 20% or more of the voting power of the Company's outstanding stock which may be voted on all matters submitted to shareholders generally, (ii) individuals who immediately after the Annual Meeting constitute the Board of Directors, and any new director whose nomination for election or election is recommended or approved by a majority of the directors who were directors immediately after the Annual Meeting or whose nomination or election was previously so recommended or approved, cease to constitute a majority of the Board of Directors, or (iii) the shareholders approve a reorganization, merger, or consolidation or the Company sells or disposes of all or substantially all of its property and assets (unless the Company's shareholders receive 50% or more of the voting power of the resulting entity) or the Company liquidates or dissolves, or in contemplation of any such event.

     EFFECTIVE DATE, TERMINATION AND AMENDMENT

     If approved by shareholders, the 2000 Plan will become effective as of the date of such approval. No stock options, SARs or other awards may be granted under the 2000 Plan after October 27, 2009, which is the day before the tenth anniversary of the date of the 2000 Plan's adoption by the Board of Directors. The Board of Directors may amend the 2000 Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation and provided that no amendment may be made without shareholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under the 2000 Plan or (ii) effect any change inconsistent with Section 422 of the Code.

     STOCK OPTIONS

     A stock option represents the right to purchase a specified number of shares of Common Stock during a specified period, typically up to ten years, as determined by the Committee. The purchase price per share for each stock option may not be less than 100% of the fair market value on the date of grant; provided, that a stock option granted in substitution of an award granted by an entity acquired by (or whose assets are acquired by) the Company may be granted with a purchase price that preserves the economic value of the award and with respect to a stock option granted retroactively in substitution for an option or SAR, the purchase price per share may be the fair market value on the grant date of the option or SAR. A stock option may be in the form of an incentive stock option or a non-qualified stock option. In the case of an incentive stock option granted to an optionee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiaries, as defined in the Code, the exercise price per share may not be less than 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date granted. The shares covered by a stock option may be purchased, in accordance with the applicable award agreement, by cash payment or other method permitted by the Committee, including (i) tendering shares of Common Stock, (ii) authorizing third party exercise transactions, or (iii) any combination of the above.

     SARS

     An SAR represents a right to receive a payment, in cash, shares of Common Stock, or a combination thereof, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of such shares on the date the SAR was granted. However, if an SAR is granted retroactively in substitution for a stock option, the fair market value may be the fair market value on the date the stock option was granted. The Committee may grant SARs alone or together with stock options.

     STOCK AWARDS

     A stock award represents an award made in or valued, in whole or in part, by reference to shares of Common Stock. All or part of a stock award may be payable in shares of Common Stock and may be subject to conditions and restrictions established by the Committee. Such conditions may include, but are not limited to, continuous service with the Company and its subsidiaries and/or the achievement of performance goals. The performance criteria that may be used by the Committee in granting stock awards contingent on performance goals consist of total shareholder return, net sales, operating income, income before taxes, net income, net income per share (basic or diluted), profitability as measured by return ratios, including return on invested capital, return on equity and return on investment, cash flows, market share, or cost reduction goals. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on Company or business unit performance, or on comparative performance with other companies.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain federal income tax consequences generally arising with respect to awards under the 2000 Plan.

     A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

     A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

     A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

     A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time bonus stock (i.e., stock not subject to restriction) is granted in an amount equal to the then fair market value of such stock. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

     A participant will not recognize taxable income at the time performance restricted units (i.e., stock awards which are subject to performance criteria) are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

STOCK PRICE

     On the Record Date, the closing price of the Common Stock on the OTC Bulletin Board was $.375.

NEW PLAN BENEFITS

     Since awards under the 2000 Plan will be authorized by the Board or the Committee in its sole discretion, it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future. The number of shares subject to options which have been awarded to date to the following groups of individuals are set forth below:

                                                           OPTIONS GRANTED
                                                           UNDER 2000 PLAN
                                                           ---------------

            Executive Officers as a Group ................           0
            Non-Executive Director Group .................     600,000
            Non-Executive Officer Employee Group .........           0


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2000 LONG-TERM INCENTIVE STOCK PLAN.

         ITEM 5. RATIFICATION OF THE SELECTION OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

     The Board has selected, subject to ratification by the shareholders, Goldstein & Ganz P.C., independent certified public accountants, to audit the consolidated financial statements of the Company and its subsidiaries for Fiscal Year 2001. Goldstein & Ganz P.C. has previously audited the Company's financial statements for Fiscal Year 2000. The Company expects representatives of Goldstein & Ganz P.C. to attend the Annual Meeting, to be available to respond to appropriate questions from shareholders, and to have the opportunity to make a statement if so desired.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF GOLDSTEIN & GANZ P.C. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2001.

OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company's Secretary, at 10 West Forest Avenue, Englewood, New Jersey 07631, no later than May 20, 2001, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such Meeting. Moreover, with regard to any proposal by a shareholder not seeking to have such proposal included in the Proxy Statement but seeking to have such proposal considered at the 2001 Annual Meeting, if such shareholder fails to notify the Company in the manner set forth above of such proposal no later than August 5, 2001, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2001 Annual Meeting notwithstanding that shareholders have not been advised of the proposal in the Proxy Statement for the 2001 Annual Meeting. Any proposals submitted by shareholders must comply in all respects with (i) the rules and regulations of the Securities and Exchange Commission, (ii) the provisions of the Company's Certificate of Incorporation and by-laws, and (iii) New Jersey law.

ANNUAL REPORT

     The Company's 2000 Annual Report, which incorporates the Company's Annual Report on Form 10-K for the Year Ended January 31, 2000, is concurrently being mailed to shareholders. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Goldstein & Ganz P.C., independent certified public accountants.

                                       By order of the Board of Directors,

                                       MYRA D. GANS
                                       Secretary

Dated: September 20, 2000


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING FORM OF PROXY CARD IN THE ENCLOSED ENVELOPE.

                                  EXHIBIT A

                              GENDER SCIENCES, INC.
                       2000 LONG-TERM INCENTIVE STOCK PLAN

                               ARTICLE I--PURPOSES

     The purposes of the Gender Sciences, Inc. 2000 Long-Term Incentive Stock Plan are to promote the interests of Gender Sciences, Inc. (the "Corporation") and its shareholders by strengthening the Corporation's ability to attract and retain highly competent officers and other employees, and to provide a means to encourage stock ownership and proprietary interest in the Corporation by such persons. The 2000 Long-Term Incentive Stock Plan is intended to provide plan participants with stock-based incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                            ARTICLE II -- DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          a. "AWARD" means, individually or in the aggregate, an award granted to a Participant under the Plan in the form of an Option, a Stock Award, or an SAR, or any combination of the foregoing.

          b. "BOARD" means the Board of Directors of Gender Sciences, Inc.

          c. "COMMITTEE" means the Compensation Committee of the Board of Directors, a subcommittee thereof, or such other committee as may be appointed by the Board of Directors. The Committee shall be comprised of two or more members of the Board of Directors who shall be "non-employee directors" under Rule 16b-3 of the Exchange Act and "outside directors" under Section 162(m) of the Code.

          d. "CORPORATION" means Gender Sciences, Inc., or any entity that is directly or indirectly controlled by Gender Sciences, Inc., and its subsidiaries.

          e. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          f. "FAIR MARKET VALUE" means the fair market value of a Share as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a Share shall equal the average of the highest and the lowest quoted selling price of a Share as reported on the composite tape for the principal national securities exchange on which the Shares are traded on that date, or, in the event that the Shares are not listed for trading on a national securities exchange but are quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day before the valuation date during which a sale occurred).

          g. "INCENTIVE STOCK OPTION" means a stock option that complies with
     Section 422 of the Code, or any successor law.

          h. "NON-QUALIFIED STOCK OPTION" means a stock option that does not meet the requirements of Section 422 of the Code, or any successor law.

          i. "OPTION" means an option awarded under Article VI to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option, as determined by the Committee in its sole discretion.

          j. "PARTICIPANT" means, (i) with respect to an Incentive Stock Option, any full-time employee of the Corporation, including an officer or director of the Corporation and (ii) with respect to all other Awards which may be granted under the Plan, any individual employed by, or performing services for, the Corporation, including, without limitation, officers and directors of the Corporation.

          k. "PLAN" means this Gender Sciences, Inc. 2000 Long-Term Incentive Stock Plan, as amended and restated from time to time.

          l. "SAR" means a stock appreciation right.

          m. "SHARES" means shares of the Corporation's common stock, no par value per share.

          n. "STOCK AWARD" means an Award made under Article VI in Shares.

          o. "SUBSTITUTE AWARD" has the meaning set forth in Article V(b).

     The term "CHANGE OF CONTROL" has the meaning set forth in Article X.

                   ARTICLE III -- EFFECTIVE DATE AND DURATION

     The Plan shall become effective upon its approval by the shareholders of the Corporation. Prior to such shareholder approval, the Committee may grant Awards conditioned on shareholder approval. If such shareholder approval is not obtained at or before the first annual meeting of shareholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after October 27, 2009, which is the day before the tenth anniversary of the date of the Plan's adoption by the Board.

                          ARTICLE IV -- ADMINISTRATION

     The Board and/or the Committee shall be responsible for administering the Plan, and shall have full power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or appropriate. This power includes, but is not limited to, selecting Award recipients, establishing all Award terms and conditions, adopting procedures and regulations governing Awards, and making all other determinations necessary or advisable for the administration of the Plan. All decisions made by the Board and/or the Committee shall be final and binding on all persons.

     The Committee may delegate some or all of its power to the Chairman and Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, that (i) the Committee may not delegate its power with regard to the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code, or any successor law, or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award to such employee would be outstanding and
(ii) the Committee may not delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

                          ARTICLE V -- AVAILABLE SHARES

     a. General. Subject to adjustment as provided in Article V(d) of the Plan, the number of Shares that may be issued under the Plan shall not exceed, in the aggregate, 6,000,000 shares.

     Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof. No fractional Shares shall be issued. Cash may be paid in lieu of any fractional Shares in settlement of Awards.

     b. Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of Shares that remain available for issuance, the following shares shall be added back to the limit set forth in Article V(a) above and again be available for Awards:

          (i) The number of Shares tendered to pay the exercise price of an Option or other Award;

          (ii) The number of Shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of an Option or other Award;

          (iii) The number of Shares subject to an Option or other outstanding Award which are not issued by reason of the expiration, termination, cancellation or forfeiture of such Award; and

          (iv) Any Shares acquired pursuant to the exercise of an Option or other Award which thereafter are repurchased by the Corporation.

     In addition, the number of Shares subject to Awards that are granted in substitution of an option or other award (a "Substitute Award") issued by an entity acquired by (or whose assets are acquired by) the Corporation shall not reduce the number of Shares available under the Plan.

     c. Special Limits. The number of Shares for which Awards may be granted to any person in any calendar year shall not exceed 300,000.

     d. Adjustments. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Corporation to shareholders, or any other similar change or event, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event shall be made with respect to the number and class of securities available under the Plan, the number and class of securities subject to each outstanding Option and the purchase price per security, the terms of each outstanding SAR, and the number and class of securities subject to each outstanding Stock Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options without an increase in the aggregate purchase price. If any such adjustment would result in a fractional security being (a) available under the Plan, such fractional security shall be disregarded, or (b) subject to an Award, the Corporation shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise price, if any, of such Award.

                              ARTICLE VI -- AWARDS

     a. General. The Committee shall determine the type or types of Award(s) to be made to each Participant. Awards may be granted singly, in combination or in tandem. In the sole discretion of the Committee, Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other compensation plan of the Corporation including a plan of any entity acquired by (or whose assets are acquired by) the Corporation. The Committee shall have full authority to determine and specify in the applicable agreement reflecting an Award the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award. With respect to the foregoing, the terms and conditions of an Incentive Stock Option may (but need not) include any of the following provisions:

          (i) In the event the full-time employment of a Participant is terminated by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation for any reason other than "for cause," as determined by the Board, the unexercised portion of any Incentive Stock Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Incentive Stock Option as of the date on which he ceased to be so employed.

          (ii) In the event the full-time employment of a Participant is terminated by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation "for cause," as determined by the Board, or if such employment is terminated voluntarily by the Participant, the unexercised portion of any Incentive Stock Option held by such Participant shall terminate immediately effective the date the Participant ceased to be so employed.

          (iii) In the event a Participant shall cease to be employed by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation on a full time basis by reason of his "disability" (within the meaning of Section 422 of the Code or any successor law) or on account of death or retirement, the unexercised portion of any Incentive Stock Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed (or for such shorter exercise periods that may apply for purposes of Section 422 of the Code, or any successor law), and only to the extent that the Participant could have otherwise exercised such Incentive Stock Option as of the date on which the Participant ceased to be so employed.

     b. Types of Awards. The types of Awards that may be granted under the Plan are:

          (i) Options. An Option shall represent the right to purchase a specified number of Shares during a specified period up to ten years as determined by the Committee. The purchase price per Share for each Option shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent (as defined in Section 424(e) of the Code, or any successor law) or its subsidiaries) of the Fair Market Value on the date of grant; provided, that a Substitute Award may be granted with a purchase price per Share that is intended to preserve the economic value of the award which the Substitute Award replaced. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted. If an Option is granted retroactively in substitution for an SAR, the Fair Market Value in the Award agreement may be the Fair Market Value on the grant date of the SAR. An Option may be in the form of an Incentive Stock Option or a Non-Qualified Stock Option, as determined by the Committee. The Shares covered by an Option may be purchased, in accordance with the applicable Award agreement, by cash payment or such other method permitted by the Committee, including (i) tendering Shares valued at the Fair Market Value at the date of exercise;
     (ii) authorizing a third party to sell the Shares (or a sufficient portion thereof) acquired upon exercise of an Option, and assigning the delivery to the Corporation of a sufficient amount of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise; or (iii) any combination of the above. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Shares (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiaries (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law)) shall not exceed $100,000.

          (ii) SARs. An SAR shall represent a right to receive a payment, in cash, Shares or a combination, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the Fair Market Value on the grant date of the SAR as set forth in the Award agreement, except that if an SAR is granted retroactively in substitution for an Option, the designated Fair Market Value in the Award agreement may be the Fair Market Value on the grant date of the Option. An SAR may be granted alone or in addition to other Awards, or in tandem with an Option. An SAR granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, an SAR shall cover the same number of Shares as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of an SAR granted after the grant of the related Option, may be less than the Fair Market Value per Share on the date of grant of the tandem SAR). Upon exercise of an SAR granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the Shares covered by the tandem grant, the tandem SAR shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

          (iii) Stock Awards. A Stock Award shall represent an Award made in or valued in whole or in part by reference to Shares, such as performance or phantom shares or units. Stock Awards may be payable in whole or in part in Shares. All or part of any Stock Award may be subject to conditions and restrictions established by the Committee, and set forth in the Award agreement or other plan or document, which may include, but are not limited to, continuous service with the Corporation, and/or the achievement of one or more performance goals. The performance criteria that may be used by the Committee in granting Stock Awards contingent on performance goals shall consist of total shareholder return, net sales, operating income, income before income taxes, net income, net income per share (basic or diluted), profitability as measured by return ratios, including return on invested capital, return on equity and return on investment, cash flows, market share or cost reduction goals. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on Corporation or business unit performance, or based on comparative performance with other companies.

                ARTICLE VII -- DIVIDENDS AND DIVIDEND EQUIVALENTS

     The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's Plan account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

                 ARTICLE VIII -- PAYMENTS AND PAYMENT DEFERRALS

     Payment of Awards may be in the form of cash, Shares, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Share equivalents.

                          ARTICLE IX -- TRANSFERABILITY

     a. Unless otherwise specified in an Award agreement, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. The interests of Participants under the Plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of Code or any state's income tax act, or pursuant to an agreement between a Participant and the Corporation, may not be voluntarily sold, transferred, alienated, assigned or encumbered.

     b. Notwithstanding the foregoing, the Committee, in its discretion and subject to such limitations and conditions as the Committee deems appropriate, may (i) amend Awards of Incentive Stock Options to convert the Options granted thereby to Non-Qualified Stock Options, or (ii) grant Non-Qualified Stock Options, in each case on terms which permit the Participant to transfer all or a part of the Option, for estate or tax planning purposes or for donative purposes, and without consideration, to a member of the Participant's immediate family (as defined by the Committee), a trust for the exclusive benefit of such immediate family members, or a partnership, corporation or limited liability company the equity interests of which are owned exclusively by the Participant and/or one or more members of the Participant's family.

                         ARTICLE X -- CHANGE OF CONTROL

     Either in contemplation of or in the event of a Change of Control (as defined below), the Committee may provide for appropriate adjustments (including acceleration of vesting and settlements of or substitutions for Awards either at the time an Award is granted or at a subsequent date).

     A "Change of Control" shall occur when:

          (a) a "Person" (which term, when used in this Article X, shall have the meaning it has when it is used in Section 13(d) of the Exchange Act, but shall not include the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes, without the prior consent of a majority of the Continuing Directors of the Corporation (as defined below), the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the combined voting power of the Corporation's then outstanding securities; or

          (b) the shareholders of the Corporation approve a reorganization, merger or consolidation or the Corporation sells, or otherwise disposes of, all or substantially all of the Corporation's property and assets, or the Corporation liquidates or dissolves (other than a reorganization, merger, consolidation or sale which would result in all or substantially all of the beneficial owners of the Voting Stock of the Corporation outstanding immediately prior thereto continuing to beneficially own, directly or indirectly (either by remaining outstanding or by being converted into voting securities of the resulting entity), more than fifty percent of the combined voting power of the voting securities of the Corporation or such entity resulting from the transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's property or assets, directly or indirectly) outstanding immediately after such transaction in substantially the same proportions relative to each other as their ownership immediately prior to such transaction); or

          (c) the individuals who are Continuing Directors of the Corporation (as defined below) cease for any reason to constitute at least a majority of the Board of the Corporation.

     The term "Continuing Director" means (i) any member of the Board who is a member of the Board immediately after the 2000 annual meeting of shareholders, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Corporation which by its terms may be voted on all matters submitted to shareholders of the Corporation generally.

                         ARTICLE XI -- AWARD AGREEMENTS

     Awards may be evidenced by an agreement that sets forth the terms, conditions and limitations of such Award. Such terms may include, but are not limited to, the term of the Award, the provisions applicable in the event the Participant's employment terminates, and the Corporation's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award. The Committee need not require the execution of any such agreement by a Participant, in which case acceptance of the Award by the respective Participant shall constitute agreement by the Participant to the terms of the Award.

                            ARTICLE XII -- AMENDMENTS

     The Board may amend the Plan at any time as it deems necessary or appropriate, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code, or any successor law; provided, however, that no amendment shall be made without shareholder approval if such amendment would increase the maximum number of Shares available under the Plan (subject to Article V(d)), or effect any change inconsistent with Section 422 of the Code, or any successor law. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder. The Board may suspend the Plan or discontinue the Plan at any time; provided, that no such action shall adversely affect any outstanding Award.

                    ARTICLE XIII -- MISCELLANEOUS PROVISIONS

     a. Employment Rights. The Plan does not constitute a contract of employment and participation in the Plan will not give a Participant the right to continue in the employ of the Corporation on a full-time, part-time, or any other basis. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     b. Governing Law. Except to the extent superseded by the laws of the United States, the laws of the State of New Jersey, without regard to its conflict of laws principles, shall govern in all matters relating to the Plan.

     c. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

     d. Withholding. The Corporation shall have the right to withhold from any amounts payable under the Plan all federal, state, foreign, city and local taxes as shall be legally required.

     e. Effect on Other Plans or Agreements. Payments or benefits provided to a Participant under any stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan.

     f. Foreign Employees. Without amending the Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Corporation or its subsidiaries operates or has employees.

                               THE MNI GROUP INC.

                         SOLICITED BY BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 19, 2000

     The undersigned appoints Arnold M. Gans and Myra D. Gans, or either of them, attorneys and proxies with power of substitution to vote all of the Common Shares of The MNI Group Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders on October 19, 2000, and at all adjournments or postponements thereof, upon the matters set forth in the Notice and Proxy Statement of said meeting, receipt of which is acknowledged.

     The shares represented by this proxy will be voted as directed by the Shareholder. If you wish to vote in accordance with the recommendations of the Board of Directors, you may sign on the reverse side and mail in the enclosed envelope. If no direction is given, shares will be voted FOR items 1, 2, 3, 4 and 5. Specific choices may be made on the reverse side.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                            The MNI Group Inc.
                                            10 West Forest Street
                                            Englewood, New Jersey 07631


YOUR VOTE IS IMPORTANT
     o Mark, sign and date your proxy card.
     o Detach your proxy card.
     o Return your proxy card in the prepaid envelope provided.

                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  ------------

     PLEASE MARK YOUR
[X]  VOTES AS IN THIS
     EXAMPLE.

THE BOARD OF
DIRECTORS
RECOMMENDS A
VOTE "FOR" ITEMS 1,
2, 3, 4 AND 5.

1. Election of Directors

         FOR
         ALL
      NOMINEES
         [ ]


      WITHHOLD
      AUTHORITY
   TO VOTE FOR ALL
      NOMINEES
         [ ]

NOMINEES FOR 1-YEAR TERMS:
   1 - Arnold M. Gans:
   2 - Myra D. Gans:
   3 - Lawrence Burstein:
   4 - Alan Gaines

(INSTRUCTION: To withhold authority to vote for any individual nominee, please place a line through that nominee's name at right)


2. Proposal to amend the Certificate of Incorporation to change the name of the Corporation

3. Proposal to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock

4.   Proposal to approve the 2000 Long-Term Incentive Stock Plan


5.   Ratification of Designation of Independent Auditors

6. To transact such other business as may properly come before the meeting or any adjournment thereof

This proxy will be voted FOR Items 1, 2, 3, 4 and 5, unless instructions to the contrary are indicated.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.


FOR       AGAINST        ABSTAIN
[ ]         [ ]           [ ]

[ ]         [ ]           [ ]

[ ]         [ ]           [ ]

[ ]         [ ]           [ ]

[ ]         [ ]           [ ]


SIGNATURES___________________________________________DATED:______________, 2000

Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.